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                                                                   Exhibit 10.45


        SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: IDENTIX INCORPORATED
          IDENTIX PUBLIC SECTOR, INC.
          LEGISLATIVE DEMOGRAPHIC SERVICES, INC.

DATE:     MARCH 28, 2002

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated September 26, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "1. CREDIT LIMIT
                    (Section 1.1):  An amount equal to the sum of A, B, C and
                                    D below:

                                    A. Non-Government Receivables Loans. An
                                    amount not to exceed the lesser of: (i)
                                    $7,500,000 at any one time outstanding (the
                                    "Maximum Non-Government Receivables Credit
                                    Limit"); or (ii) 80% (the "Percentage
                                    Advance Rate") of the amount of Borrower's
                                    Eligible Receivables (as defined in Section
                                    8 above) excluding, however, Borrower's
                                    Eligible Government Receivables (as defined below), if any.

                                    The foregoing Percentage Advance Rate is typically based on the quality of the Receivables and attendant Dilution as follows: up to 80% Percentage Advance Rate with Dilution less than or equal to 10%; up to 75% Percentage Advance Rate when Dilution is over 10% but less than or equal to 15%. If Dilution exceeds 15%, a Reserve is established for the dilution factor rounded up to the nearest whole number then multiplied by a factor of up to 70%.

                                    As used above, "Dilution" means all
                                    deductions from Receivables by Account
                                    Debtors of Borrower, other than those
                                    arising from payment thereof, and includes without


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                                    limitation deductions arising from
                                    advertising and other allowances, credit memos, returns, bad debts, and all other deductions, as determined by Silicon's audit and for such period as Silicon shall determine. Changes in the Percentage Advance Rate based on Dilution shall go into effect when Silicon has determined the amount of the Dilution and given written notice to the Borrower of the change in the Percentage Advance Rate. If, as a result of a decrease in the Percentage Advance Rate, the total Loans and other Obligations exceed the Credit Limit, the Borrower shall pay the excess to Silicon in accordance with the terms of this Agreement.

                                    LETTER OF CREDIT
                                    SUBLIMIT
                                    (Section 1.5): $3,000,000.

                                    CASH MANAGEMENT
                                    SUBLIMIT
                                    (Section 1.6): $2,000,000.

                                    plus

                                    B. Government Receivables Loans. An amount not to exceed the lesser of: (i) $7,500,000 at any one time outstanding (the "Maximum Government Receivables Credit Limit"); or
                                    (ii) 85% (the "Government Receivables
                                    Percentage Advance Rate") of the amount of Borrower's Eligible Government Receivables (defined as Receivables owing from the United States or any department, agency or instrumentality thereof ("Government
                                    Receivables") for which there has been
                                    compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act and which are otherwise deemed Eligible Receivables (as defined in Section 8 above)). The term "Receivables" (as defined in Section 8 above) includes Government Receivables.

                                    Provided Borrower maintains at all times a minimum of unrestricted cash (and cash equivalents) in accounts maintained at Silicon in an amount of not less than $10,000,000, the Government Receivables Percentage Advance Rate will remain at 85%.

                                    In the event such amount maintained in such accounts at Silicon falls below $10,000,000, the Government Receivables Percentage Advance Rate will be based not only on the quality of the Government Receivables but also on the attendant Dilution (as defined above) as follows: up


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                                    to 85% Government Receivables Percentage
                                    Advance Rate with Dilution less than or
                                    equal to 5%; up to 80% Government
                                    Receivables Percentage Advance Rate with
                                    Dilution less than or equal to 10%; up to 75% Government Receivables Percentage Advance Rate when Dilution is over 10% but less than or equal to 15%. If Dilution exceeds 15%, a Reserve is established for the dilution factor rounded up to the nearest whole number then multiplied by a factor of up to 70%.

                                    plus

                                    C. Cash Secured Letter of Credit. $50,000.
                                    Silicon previously issued for the account of Borrower a Standby Letter of Credit in the amount of $50,000 (the "Standby Letter of Credit"), which Standby Letter of Credit is secured by a certificate of deposit pledged to Silicon on Silicon's standard form documentation.

                                    plus

                                    D. Cash Secured Merchant Service Line.
                                    $5,000. Silicon and Borrower previously
                                    entered into a Merchant Services Agreement, on Silicon's standard form documentation, pursuant to which Borrower may utilize amounts of up to $5,000 at any one time outstanding for Silicon's merchant services as provided for in the Merchant Services Agreement (the "Merchant Service Line"). The Merchant Service Line is secured by a certificate of deposit pledged to Silicon on Silicon's standard form documentation.

                                    The term "Maximum Credit Limit" shall mean the sum of the Maximum Non-Government Receivables Credit Limit plus the Maximum Government Receivables Credit Limit. As used in this Agreement, the term "Loans" shall include loans made pursuant to any of the foregoing of A, B, C or D. Loans will be made to each Borrower based on the Eligible Receivables and Eligible Government Receivables, as applicable, of each Borrower, subject to the Maximum Credit Limit and, as applicable, the Maximum Non-Government Receivables Credit Limit and the Maximum Government Receivables Credit Limit set forth above for all Loans to all Borrowers combined.

        2. MODIFICATION TO CASH MANAGEMENT SUBLIMIT. Section 1.6 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "1.6 CASH MANAGEMENT SERVICES AND RESERVES. Borrower may use up to $2,000,000 of Loans available hereunder for Silicon's Cash Management Services


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                (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the "Cash Management Services"). Silicon may, in its sole discretion, reserve against Loans which would otherwise be available hereunder such sums as Silicon shall determine in connection with the Cash Management Services, and Silicon may charge to Borrower's Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date."

        3. MODIFIED INTEREST RATE. Section 2 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "2. INTEREST.

                        INTEREST RATE (Section 1.2):

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 0.50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

                        MINIMUM MONTHLY
                        INTEREST (Section 1.2): Not Applicable."

        4. ACKNOWLEDGEMENT OF RECEIPT OF LOAN FEE. Silicon hereby acknowledges that the $75,000 Loan Fee identified in Section 3 of the Schedule to Loan and Security Agreement has been paid by Borrower and received by Silicon.

        5. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:


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               "Collateral
               Monitoring Fee:      $500, per month, payable in arrears
                                    (prorated for any partial month at the
                                    beginning and at termination of this
                                    Agreement); provided, however, so long as the Streamline Facility Agreement dated
                                    September 26, 2001 is in effect, no
                                    Collateral Monitoring Fee will be charged."

        6. DELETION OF UNUSED LINE FEE. The Unused Line Fee set forth in Section 3 of the Schedule to Loan and Security Agreement that currently reads as follows:

               "Unused Line Fee:    Borrower shall pay Silicon an Unused Line
                                    Fee, in addition to all interest and other fees payable hereunder. The amount of the Unused Line Fee shall be 0.125% per annum multiplied by an amount equal to the Maximum
                                    Credit Limit minus the average daily balance of the outstanding Loans. The Unused Line
                                    Fee shall be computed and paid monthly, in arrears (prorated for any partial calendar month at the beginning and at termination of this Agreement), and shall be due on the last calendar day of each month."

is hereby deleted.

        7. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "4. MATURITY DATE
                  (Section 6.1):    March 28, 2003; provided, however, the
                                    Maturity Date with respect to the Merchant
                                    Service Line shall be October 4, 2002."

        8. MODIFIED TANGIBLE NET WORTH FINANCIAL COVENANT. The Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "MINIMUM TANGIBLE
                NET WORTH:          As of the end of each month, Identix
                                    Incorporated shall maintain, on a
                                    consolidated basis, a Tangible Net Worth of not less than the following: $25,000,000, plus 50% of the total consideration received by Borrower after February 28, 2002, in consideration for the issuance by Borrower of its equity securities and subordinated debt securities, effective on the date such consideration is received."

        9. MODIFIED COVENANT REGARDING COPYRIGHT FILINGS. Subclause (3) of
Section 9 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "(3) COPYRIGHT FILINGS. Identix Incorporated previously executed and delivered to Silicon a Collateral Assignment, Patent Mortgage and Security Agreement


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                between Identix Incorporated and Silicon (the "Identix
                Intellectual Property Agreement"). Provided Borrower maintains at all times a minimum of unrestricted cash (and cash equivalents) in accounts maintained at Silicon in an amount of not less than $20,000,000 (the "Minimum Cash Deposit"), Borrower shall not be required to: (i) cause all of its copyrights and computer software, the licensing of which results in Receivables or which are necessary to operate (or which are otherwise material to) the hardware and other products manufactured and/or sold by Borrower, to be registered with the United States Copyright Office, (ii) complete the Exhibits to the Intellectual Property Agreement with all of the information called for with respect to such copyrights, software and other intellectual property, (iii) cause the Intellectual Property Agreement to be recorded in the United States Copyright Office and, if applicable, the United States Patent and Trademark Office, and
                (iv) provide evidence of such recordation to Silicon (items (i) through (iv) above are hereinafter referred to as the "IP Requirements"). In the event the amount of the Minimum Cash Deposit falls below $20,000,000, each Borrower shall within 30 days thereafter, comply with the IP Requirements (and, to the extent necessary, execute and deliver to Silicon an Intellectual Property Agreement in form and substance similar to the Identix Intellectual Property Agreement)."

        10. MODIFIED COVENANT REGARDING IDENTICATOR TECHNOLOGY, BIOMETRIC APPLICATIONS AND TECHNOLOGY, INC. AND iTRUST, INC. Sublease (10) of Section 9 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                "(10) IDENTICATOR TECHNOLOGY, INC., BIOMETRIC APPLICATIONS AND TECHNOLOGY, INC. AND iTRUST, INC. Borrower represents and warrants that each of Identicator Technology, Inc. ("Identicator"), Biometric Applications and Technology, Inc. ("Biometric") and iTrust, Inc. ("iTrust") is a wholly owned subsidiary of Identix Incorporated and each has little or no assets. In addition, Borrower represents and warrants that it intends to commence the process of dissolution of each of Identicator and Biometric in the near future. Borrower covenants and agrees that while this Agreement is in effect, Borrower shall not transfer any assets or Collateral to any of Identicator, Biometrics or, except if prior written consent of Silicon is obtained, iTrust. Borrower further covenants and agrees that by the earlier of (i) July 31, 2002 or (ii) the date Borrower requests its initial Loan from Silicon under this Agreement, Borrower shall have caused each of Identicator, Biometrics and iTrust to have either (a) been legally dissolved and evidence thereof provided to Silicon that is satisfactory to Silicon in its discretion or (b) executed in favor of Silicon, on Silicon's standard form, a Continuing Guaranty, Security Agreement and other related documents that Silicon deems necessary."

        11. MODIFICATION REGARDING CONCENTRATION LIMIT. That certain sentence in the definition of "Eligible Receivables" set forth in Section 8 of the Loan Agreement that currently reads as follows:

                "Receivables owing from one Account Debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total Receivables outstanding."

is hereby amended to read as follows:


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                "Receivables owing from one Account Debtor will not be deemed
                Eligible Receivables to the extent they exceed 25% of the total Receivables outstanding; provided, however, Government Receivables owing from one Account Debtor will not be deemed Eligible Government Receivables to the extent they exceed 50% of the total Government Receivables outstanding."

        12. MODIFICATION TO STREAMLINE FACILITY AGREEMENT. Section 1 of that certain Streamline Facility Agreement dated September 26, 2001 and executed by and between the parties in conjunction with the Loan Agreement is hereby amended in its entirety to read as follows:

                "1. Monthly Financial Statements and Compliance Certificate; Quarterly Borrowing Base. While this Streamline Facility Agreement is in effect, within 20 days after the end of each fiscal quarter, Borrower shall deliver to Silicon a Borrowing Base Certificate signed by the Chief Executive Officer, President, Chief Financial Officer or Controller of Borrower in substantially the form of Exhibit A hereto, together with aged listings of accounts receivable and accounts payable, inventory reports, account reconciliations and transaction reports including sales, credit memoranda and collection journals. Notwithstanding the foregoing, Borrower shall provide Silicon with monthly unaudited financial statements and monthly Compliance Certificates all as required and as set forth in the Loan Documents. Additionally, except as otherwise modified by the terms of this Streamline Facility Agreement, Borrower shall comply with all other reporting requirements as set forth in the Loan Documents."

        13. SUNTRUST DEPOSIT ACCOUNT CONTROL AGREEMENT. Within 45 days after the date of this Amendment, Borrower shall cause Suntrust Bank to execute and deliver to Silicon, on Silicon's standard form (with such changes as shall be acceptable to Silicon in its discretion), a Deposit Account Control Agreement with respect to all accounts maintained by Borrower at such financial institution.

        14. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        15. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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BORROWER:                                   SILICON:

IDENTIX INCORPORATED                        SILICON VALLEY BANK



BY /s/ Erik E. Prusch                       BY /s/ Chitra
   --------------------------------           ----------------------------------
   PRESIDENT OR VICE PRESIDENT              TITLE Acct. Mgr.


BY /s/ Mark S. Molina
   --------------------------------
   SECRETARY OR ASS'T SECRETARY

BORROWER:

IDENTIX PUBLIC SECTOR, INC.

BY /s/ Erik E. Prusch
   --------------------------------
   PRESIDENT OR VICE PRESIDENT

BY /s/ Mark S. Molina
   --------------------------------
   SECRETARY OR ASS'T SECRETARY

BORROWER:

LEGISLATIVE DEMOGRAPHIC SERVICES, INC.

BY /s/ Erik E. Prusch
   --------------------------------
   PRESIDENT OR VICE PRESIDENT

BY /s/ Mark S. Molina
   --------------------------------
   SECRETARY OR ASS'T SECRETARY




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